COLUMBIA FUNDS SERIES TRUST

Columbia Short Term Municipal Bond Fund

(the “Fund”)

Supplement dated January 20, 2011

to Prospectuses dated August 1, 2010, as supplemented

Effective January 1, 2011, the Fund changed its benchmark from BofA Merrill Lynch 1-3 Year U.S. Municipal Index to Barclays Capital 1-3 Year Municipal Bond Index. Accordingly, effective immediately, the Fund’s Prospectuses are hereby revised as follows:

1)	The paragraph under the heading “Average Annual Total Return as of December 31, 2009,” in the section of the Prospectuses entitled “Columbia Short Term Municipal Bond Fund - Performance Information,” is deleted and replaced in its entirety with the following:

The table compares the Fund’s returns for each period with those of the Barclays Capital 1-3 Year Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to four years, and those of its former benchmark, the BofA Merrill Lynch 1-3 Year U.S. Municipal Index, which tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. The Fund changed its benchmark effective January 1, 2011 because the Adviser believes that the Barclays Capital 1-3 Year Municipal Bond Index is more representative of the investment approach used to manage the Fund.

2)	The following line is added to the table under the heading “Average Annual Total Returns as of December 31, 2009,” in the section of the Prospectuses entitled “Columbia Short Term Municipal Bond Fund - Performance Information”:

	1 year	5 years	10 years
Barclays Capital 1-3 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	4.32%	3.65%	3.80%

Shareholders should retain this Supplement for future reference.

C-1076-1 A (1/11)